UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2007


                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


           Delaware                         0-11380              11-2650500
-------------------------------            ----------            ----------
(State or other jurisdiction of           (Commission         (I.R.S. Employer
  incorporation or organization)          file number)       Identification No.)


 1983 Marcus Avenue, Lake Success, New York                         11042
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(Address of principal executive offices)                          (Zip Code)

                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)

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Item 2.02.  Results of Operations and Financial Condition.

            On January 16, 2007, ATC Healthcare, Inc. (the "Company") issued a press release announcing its unaudited financial results for the three and nine-month periods ended November 30, 2006, and scheduled a conference call to discuss the results. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

            The information in this Item 2.02 of this Current Report on Form 8-K and in the Exhibit attached hereto shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 3.02.  Unregistered Sale of Equity Securities.

            On January 16, 2007, the Company sold to one accredited investor for $600,000, 2,000,000 shares of the Company's Class A Common Stock and a warrant to acquire up to 1,000,000 shares of Class A Common Stock at $0.45 per share over a five-year period. The Company is obligated to pay a finder a seven percent commission of $42,000 and granted the finder 140,000 warrants to purchase shares of Class A Common Stock for $0.45 per share.

            The Company relied upon the exemptions from registration in Section 4(2) of the Securities Act of 1933, as amended, and under Rule 506 of Regulation D of the Securities and Exchange Commission.

            On May 31, 2006, the Company sold to one accredited investor 500 shares of its 6% Convertible Series C Preferred Stock (the "Series C Preferred Stock") for $1.0 million. The Series C Preferred Shares were convertible into Class A Common Stock at $0.45 per common share. As part of the sale, the purchaser also received 741,000 warrants to purchase shares of Class A Common Stock at $0.60 per share over a five-year period. In connection with the sale of Class A Common Stock on January 16, 2007, the per common share conversion price of the Series C Preferred shares sold to the purchaser in the Series C Preferred Stock transaction was reduced from $0.45 to $0.40, and the per share exercise price of the warrants granted to that purchaser was reduced from $0.60 to $0.45.

            On December 15, 2004, the Company entered into a $1.5 million 15% convertible subordinated note with the wife of one of the executive officers of the Company. The note was to be repaid in eight equal installments beginning on April 15, 2005, and maturing on January 15, 2007. The Company has renegotiated the repayment terms with the holder of the note, who has agreed to extend the maturity date to January 15, 2009. As part of those negotiations, the Company has agreed to grant to the holder a warrant to acquire up to 350,000 shares of Class A Common Stock at $0.50 per share.

            The Company is relying upon the exemptions from registration in
Section 4(2) of the Securities Act of 1933, as amended, and under Rule 506 of Regulation D of the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

            (d)    Exhibits

                   Exhibit No.             Description

                      99.1                 Press release dated January 16, 2007

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 19, 2007                       ATC HEALTHCARE, INC.

                                              By:   /s/ Daniel M. Pess
                                                  --------------------
                                              Daniel M. Pess
                                              Senior Vice President-Finance,
                                              Chief Financial Officer,
                                              and Treasurer